Rule 497(e)
File No. 333-207937

Amplify ETF Trust
(the “Trust”)

Amplify Bloomberg AI Value Chain ETF

(the “Fund”)

May 13, 2026

Supplement To the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information
Dated January 28, 2026

IMPORTANT NOTICE REGARDING CHANGES IN THE FUND’S NAME

The Board of Trustees of the Trust considered and approved a change to the name of the Fund. Effective on or about May 28, 2026, the Fund’s name will change to the “Amplify Bloomberg AI Equal Weight ETF.” In connection with the name change, the name of the Fund's Index will change to “Bloomberg AI Value Chain Equal Weight Total Return Index.”

The changes will not affect the Fund’s investment objective or principal investment strategy, and the Fund’s ticker will not change.

Please Retain This Supplement for Future Reference.